SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 22, 2008

USA TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	001-33365	23-2679963

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Deerfield Lane, Suite 140
Malvern, Pennsylvania 19355
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: 610-989-0340

n/a
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITIION

On July 22, 2008, USA Technologies, Inc. issued a press release announcing its revenues for the three months ended June 30, 2008, and for the full fiscal year ended June 30, 2008. The complete text of this press release is attached as Exhibit 99.1.

Also attached as Exhibit 99.2 is the complete text of the Company overview presentation titled “Creating Value Through Innovation” that is referred to in the press release.

The information in and the Exhibits to this Form 8-K are being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

99.1 Press Release dated July 22, 2008, of USA Technologies, Inc.

99.2 Company overview presentation titled “Creating Value Though Innovation”

SIGNATURES

Pursuant to the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USA TECHNOLOGIES, INC.

By:	/s/ George R. Jensen, Jr.
George R. Jensen, Jr.
Chief Executive Officer

Dated:  July 22, 2008

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated July 22, 2008

99.2	Company overview presentation titled “Creating Value Through Innovation”